Scudder
Medium Term
Tax Free Fund

Annual Report
December 31, 1996

Pure No-Load(TM) Funds

A fund that seeks to provide a high level of tax-free income and limited principal fluctuation by investing in high-grade municipal securities of intermediate maturity.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  20  Financial Statements
  23  Financial Highlights
  24  Notes to Financial Statements
  27  Report of Independent Accountants
  28  Tax Information
  29  Officers and Trustees
  30  Investment Products and Services
  31  How to Contact Scudder

                                    In Brief

o Scudder Medium Term Tax Free Fund's 30-day net annualized SEC yield was 4.35% as of December 31, 1996. For investors in the top federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.80% and 7.20%, respectively.

o The Fund received five stars from Morningstar, reflecting their highest rating for risk-adjusted performance through December 31, 1996.*

o For one-, three-, and five-year periods, the Fund's total returns surpassed the average of similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

* For your information, these ratings are subject to change every month and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. In all, 1,129 municipal funds were rated. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund also received five stars for three-year performance and five stars for five-year performance. Past performance is no guarantee of future returns.



                      2 - SCUDDER MEDIUM TERM TAX FREE FUND

                        Letter From the Fund's President
Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     This annual report for Scudder Medium Term Tax Free Fund covers a year which witnessed large swings of opinion concerning the direction of the U.S. economy and interest rates. Despite the resulting market uncertainty, the Fund posted a 4.02% total return for the 12-month period as well as a 4.35% 30-day net annualized SEC yield and a 6.80% tax equivalent yield at the close of the year based on the 36% federal tax rate. Please read the portfolio management discussion beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, we recently launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared towards people with different investment goals and risk tolerances -- a team of Scudder's investment professionals makes allocation decisions accordingly.

     We'd like to remind you that new legislation passed last summer significantly raised IRA contribution limits for many married couples. Beginning with the 1997 tax year, married couples with one income may contribute up to $4,000 jointly per year -- an increase of $1,750 from the previous limit. This change may enhance your ability to use an IRA to defer taxes and let your retirement assets grow over time. For more information on Scudder products and services, please turn to page 30. If you have questions about Scudder Medium Term Tax Free Fund, please contact a Scudder Investor Information representative at 1-800-225-2470, or visit Scudder's Web site at funds.scudder.com.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Medium Term Tax Free Fund



                      3 - SCUDDER MEDIUM TERM TAX FREE FUND

PERFORMANCE UPDATE as of December 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER MEDIUM TERM TAX FREE FUND
--------------------------------------
1 Year    $10,402      4.02%   4.02%
5 Year    $13,868     38.68%   6.76%
10 Year*  $18,975     89.75%   6.62%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $10,443      4.43%   4.43%
5 Year    $14,212     42.12%   7.27%
10 Year   $21,184    111.84%   7.79%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

SCUDDER MEDIUM TERM TAX FREE FUND
Year            Amount
----------------------
'86            $10,000
'87            $10,323
'88            $10,831
'89            $11,480
'90            $12,203
'91            $13,683
'92            $14,904
'93            $16,536
'94            $15,957
'95            $18,243
'96            $18,975

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
'86            $10,000
'87            $10,151
'88            $11,183
'89            $12,389
'90            $13,292
'91            $14,906
'92            $16,220
'93            $18,212
'94            $17,271
'95            $20,285
'96            $21,184


The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Index returns assume dividends are invested and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $10.07  $10.02  $10.04  $10.11  $10.62  $10.86  $11.36  $10.39  $11.26  $11.15
INCOME DIVIDENDS..   $  .54  $  .54  $  .56  $  .54  $  .67  $  .65  $  .60  $  .53  $  .54  $  .53
CAPITAL GAINS
DIVIDENDS.........   $  .05  $  --   $  --   $  --   $  .01  $  .03  $  .06  $  .05  $  .05  $  .02
FUND TOTAL
RETURN (%)........     3.23    4.92    6.00    6.29   12.13    8.93   10.94   -3.50   14.32    4.02
INDEX TOTAL
RETURN (%)........     1.51   10.16   10.79    7.29   12.14    8.82   12.28   05.17   17,46    4.43


*ON NOVEMBER 1, 1990, THE FUND ADOPTED ITS PRESENT NAME AND OBJECTIVES. PRIOR TO THAT DATE, THE FUND WAS KNOWN AS THE 1990 PORTFOLIO OF THE SCUDDER TAX FREE TARGET FUND AND ITS OBJECTIVE WAS TO PROVIDE HIGH TAX-FREE INCOME AND CURRENT LIQUIDITY. SINCE ADOPTING ITS CURRENT OBJECTIVES, THE CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS ARE 58.35% AND 7.74%, RESPECTIVELY.
All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses for November 1, 1990 through October 31, 1995, the average annual total return of the Fund for the five year and ten year periods would have been lower.



                      4 - SCUDDER MEDIUM TERM TAX FREE FUND

PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------
Electric Utility Revenue                  19%
Core Cities/Lease                         17%
Hospital/Health                           12%
State General Obligation                  11%
Toll Revenue                               6%
Other General Obligation/Lease             6%
School District/Lease                      6%
Sales and Special Tax                      4%
Resource Recovery                          4%
Miscellaneous Municipal                   15%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Diversification remains an important
strategy for the Fund, allowing us to
spread risk over a large number of
sectors, maturities, and geographic
areas.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------

Cash Equivalents                    1%
AAA                                57%
AA                                 13%
A                                  18%
BBB                                 9%
Below BBB                           1%
NR                                  1%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund has maintained high quality,
with 71% of Fund assets rated AAA, AA,
or the equivalent as of December 31, 1996.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                    6%
1 - 5                              21%
5 - 10                             56%
10 - 15                             17%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 6.7 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

To strike a balance between benefiting
from slightly higher rates and providing
a measure of protection from potential
future interest rate increases, we
maintained an average effective maturity
comparable to the Fund's competitive
universe during the most recent fiscal
year.
-----------------------------------------------------------------------------

                      5 - SCUDDER MEDIUM TERM TAX FREE FUND

                         Portfolio Management Discussion
Dear Shareholders,

In the face of shifting bond market sentiment during 1996, we held to our long-term strategy as Scudder Medium Term Tax Free Fund posted a 4.02% total return for the 12 months ended December 31, 1996. A slight decline in the Fund's net asset value -- from $11.26 on December 31, 1995, to $11.15 as of December 31,1996 -- was offset by income distributions of $0.53 per share and a short-term capital gain distribution of $0.02 per share over the 12-month period. The Fund's return outpaced the 3.70% average total return of 136 similar funds over the same period as measured by Lipper Analytical Services, Inc. As shown in the chart below, the Fund's average annual total returns have exceeded the average performance of its peer group for one-, three-, and five-year periods. The Fund also posted top-quartile total return performance for three-and

------------------------------------------------------------
Strong Relative Performance
(Average annual returns for periods ended December 31, 1996)
------------------------------------------------------------

            Scudder
             Medium      Lipper
            Term Tax    average      Number
            Free Fund    annual     of Funds   Percentile
 Period       return     return     tracked       Rank
-------------------------------------------------------------
 1 year       4.02%       3.70%       136          33%
 3 years      4.69%       4.29%       90           22%
 5 years      6.76%       6.11%       34           15%
 10 years     6.62%       6.63%       17           47%
-------------------------------------------------------------

Past performance does not guarantee future results.

Scudder Medium Term Tax Free Fund adopted its current name and objective on November 1, 1990.

five-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

Scudder Medium Term Tax Free Fund provided a 30-day net annualized SEC yield of 4.35% as of December 31, 1996, equivalent to a 6.80% taxable yield for investors in the 36% federal income tax bracket.

                            An Uncertain Bond Market

During the Fund's most recent fiscal year, bond prices moved alternately higher and lower as opinions concerning the direction of the economy swung from one extreme to the other. At the start of 1996, weakening economic indicators made many market participants feel that the U.S. economy might be falling into a recession. But the economy soon gained some strength, and the consensus of economists' opinions shifted to expectations of a soft economic landing and moderate inflation. At mid-year, the bond market struggled as the numbers seemed to forecast very strong economic growth and an outbreak of inflation: Statistics showed that shoppers were returning to retail stores, and hiring was increasing significantly. But by late summer moderating economic indicators had soothed the market. Bond yields declined and the economy retreated as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high in 1996.

Following a period of underperformance caused in part by the temporary refloating of the "flat tax"



                      6 - SCUDDER MEDIUM TERM TAX FREE FUND
idea during the presidential primaries, municipal bond returns exceeded those of Treasuries during 1996. Yields of 10-year municipal bonds rose one quarter of a percentage point, and their prices declined 1.77%, while 10-year Treasury yields rose eight tenths of a percentage point and their prices declined 5.34%. Changes in supply and demand were not decisive factors in tax-free bond performance, as a modest increase in the supply of municipals was met by a corresponding increase in demand, particularly from retail purchasers and insurance companies.

                                Noncallable Bonds
                               Central to Strategy

To strike a balance between benefiting from slightly higher rates and providing a measure of protection from future interest rate increases, we maintained an average effective maturity comparable to the Fund's competitive universe during the most recent fiscal year. Scudder Medium Term Tax Free Fund's average effective maturity was 6.7 years as of December 31, 1996. In conjunction with our primary goals of maximizing the Fund's yield while maintaining as much price stability as possible, we continued to purchase high-grade, intermediate-maturity municipal bonds. On December 31, bonds with effective maturities between 5 and 15 years represented 73% of the Fund's portfolio.

We have also been buying bonds priced at a slight premium to par value because these issues tend to perform better in rising interest rate environments. In addition, purchasing bonds with call protection remains a fundamental part of our investment strategy, ensuring that a significant portion of the Fund's bonds are not retired before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our emphasis on call protection provides a more reliable income stream than would exist if the Fund's portfolio held a significant proportion of bonds that could be called in before their stated maturities. While many municipal market participants have recently increased their focus on this segment of the market, Scudder shareholders have benefited from our pursuit of attractive noncallable bonds for more than five years.

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of December 31,1996, the Fund held securities issued in 38 states plus the District of Columbia and the Virgin Islands. Lastly, the Fund's credit quality remains high, with 71% of Fund assets rated AAA or AA, or of equivalent quality. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or, if unrated, are assigned a rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                              A New Era of Growth?

We expect the latter part of the 1990s to be a time of exciting change and enormous economic possibilities. We believe that rapid technological advances, falling trade barriers, and worldwide deregulation are forging a new U.S. economy characterized by significant growth and declining inflation. Before this new economy can take root, however, we



                      7 - SCUDDER MEDIUM TERM TAX FREE FUND
expect a transitional period of weaker economic activity -- consumers are currently weighed down by debt, and more banks are tightening lending to consumers than at any time since the 1989-90 recession. Following this transition, growth accompanied by even lower inflation can assert itself. This scenario would be favorable for bonds, which have been outshone by stocks during 1995 and 1996 but remain an important ingredient of a balanced investment portfolio: Bonds can provide investors with diversification, current income, and increased principal stability. For investors in higher tax brackets, municipal bonds continue to offer significant after-tax rewards.

Over the coming year, we expect to maintain an average effective maturity that is in line with our competitive universe. We will seek to add value, as we have in the past, by emphasizing call protection and security selection rather than by making significant portfolio changes based on interest rate forecasts.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton         /s/M. Ashton Patton

Donald C. Carleton            M. Ashton Patton

                               Scudder Medium Term
                                 Tax Free Fund:
                          A Team Approach to Investing

Scudder Medium Term Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Donald C. Carleton has had responsibility for Scudder Medium Term Tax Free Fund's day-to-day operations since he joined Scudder in 1983. Don, who has worked in the investment industry for more than 25 years, also serves as Lead Portfolio Manager for Scudder Managed Municipal Bonds, Scudder Ohio Tax Free Fund, and Scudder Pennsylvania Tax Free Fund. M. Ashton Patton, Portfolio Manager, became a member of the team in 1989. Ashton, who has worked with municipal investments since joining Scudder in 1986, focuses on the Fund's security selection.

Your Portfolio Management Team: Donald C. Carleton and M. Ashton Patton



                      8 - SCUDDER MEDIUM TERM TAX FREE FUND

                               INVESTMENT PORTFOLIO as of December 31, 1996
                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS 2.1%
-------------------------------------------------------------------------------------------------------------------------------
ALABAMA
Phenix City, AL, Industrial Development Bond, Mead Coated Board Project, Daily
  Demand Note, 5.1%, 10/1/25*............................................................    650,000  A1                650,000
ARIZONA
Maricopa County, AZ, Pollution Control Revenue, Arizona Public Service Corporation,
  Series F, Daily Demand Note, 5%, 5/1/29*...............................................  1,300,000  P1              1,300,000
FLORIDA
St. Johns County, FL, IDA, Hospital Revenue, Flagler Hospital, Series 1996A, Municipal
  Auction Security, 3.7%, 12/15/26 (c)*..................................................  1,000,000  AAA             1,000,000
KANSAS
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light,
  Municipal Auction Security:
    Series A, 3.9%, 12/1/23*.............................................................  1,000,000  A               1,000,000
    Series B, 3.8%, 12/1/23*.............................................................  3,000,000  A               3,000,000
MISSOURI
Missouri Environment Improvement Energy Resource Authority, Union Electric Project,
  Auction Reset Security, 3.59%, 12/1/22*................................................  2,000,000  A               2,000,000
MONTANA
Montana State Health Facility Authority, Deaconess Medical Center Project,
  Series 1991A, 35day auction, 3.53%, 3/8/16 (c)*........................................    200,000  AAA               200,000
OHIO
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland, Daily
  Demand Note, 5%, 1/1/16*...............................................................  1,100,000  MIG1            1,100,000
Hamilton County, OH, Franciscan Sisters of the Poor Health System, Series A, Daily
  Demand Note, 5%, 3/1/17*...............................................................    800,000  MIG1              800,000
PENNSYLVANIA
Chester County, PA, Health and Education, Main Line Health System, Series 1994B,
  Municipal Auction Security, 3.7%, 5/15/20 (c)*.........................................  1,000,000  AAA             1,000,000
RHODE ISLAND
Rhode Island Convention Center Authority Revenue, Series 1991A, 8.9%, 5/15/97 (c)........    200,000  AAA               203,938
SOUTH CAROLINA
South Carolina Jobs-Economic Development Authority, Franciscan Sisters of the Poor,
  St. Francis Hospital, Daily Demand Note, 4.95%, 7/1/22*................................    700,000  MIG1              700,000
TEXAS
Grapevine, TX, Industrial Development Corporation, American Airlines, Series B4,
  Daily Demand Note, 4.95%, 12/1/24*.....................................................    500,000  P1                500,000

The accompanying notes are an integral part of the financial statements.

                        9 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
North Central, TX, Health Facilities Development Corp., Presbyterian Medical Center,
  Daily Demand Note, Series 1985 C, 4.95%, 12/1/15* (c)..................................    200,000  MIG1              200,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (Cost $13,653,825)                                                            13,653,938
-------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS 97.9%
ALASKA
North Slope Borough, AK, General Obligation:
  Capital Appreciation, Series B, Zero Coupon, 6/30/04 (c) (g)........................... 19,500,000  AAA            13,346,385
  Capital Appreciation, Series A, Zero Coupon, 6/30/06 (c)............................... 11,150,000  AAA             6,764,705
  Series A, Zero Coupon, 6/30/02 (c).....................................................  3,275,000  AAA             2,506,751
  Series A, Zero Coupon, 6/30/03 (c) (g).................................................  7,000,000  AAA             5,071,500
  Refunding, Series G, 7.5%, 6/30/97 (c).................................................  2,350,000  AAA             2,396,530
ARIZONA
Arizona Health Facilities Authority, Phoenix Baptist Hospital and Medical Center,
  6.1%, 9/1/03 (c).......................................................................  2,000,000  AAA             2,174,120
Maricopa County, AZ, School District #28, Kyrene Elementary:
  Series B, Zero Coupon, 1/1/03 (c)......................................................  4,150,000  AAA             3,114,824
  Series B, Zero Coupon, 7/1/03 (c)......................................................  2,000,000  AAA             1,465,640
Maricopa County, AZ, Unified School District #41:
  Capital Appreciation, Zero Coupon, 7/1/03 (c)..........................................  4,500,000  AAA             3,297,690
  Capital Appreciation, Zero Coupon, 1/1/04 (c)..........................................  6,000,000  AAA             4,263,780
  Gilbert, Zero Coupon, 1/1/06 (c).......................................................  2,925,000  AAA             1,850,881
  Zero Coupon, 7/1/04 (c)................................................................  7,000,000  AAA             4,854,500
  Zero Coupon, 7/1/06 (c)................................................................  7,605,000  AAA             4,691,448
Maricopa County, AZ, Unified School District #97, Deer Valley, Zero Coupon,
  7/1/05 (c).............................................................................  4,060,000  AAA             2,659,381
ARKANSAS
Rogers, AR Sales & Use Tax Revenue, Series 1996, 5.35%, 11/1/11..........................  2,500,000  AA              2,526,025
CALIFORNIA
California, General Obligation, Series 1991, 6.5%, 2/1/08................................  7,000,000  A               7,897,540
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series A,
  7.25%, 8/1/98..........................................................................  2,270,000  A               2,378,075
California State Department of Water Resources, Central Valley Project, Revenue Water
  System, Series 1995O, 7%, 12/1/06......................................................  6,095,000  AA              7,136,757
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior Lien,
  Series A, Step-up coupon, 0% to 1/1/05, 7.05% to 1/1/09................................  7,275,000  BBB             4,649,671
Long Beach, CA, Aquarium of the Pacific Project, Series 1995A, 5.75%, 7/1/05.............  1,300,000  BBB             1,300,871

The accompanying notes are an integral part of the financial statements.

                        10 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Orange County, CA, Local Transportation Authority, Sales Tax Revenue, Measure M,
  Step-down coupon, 5.1% to 2/15/98, 4.3% to 2/15/01 (c).................................  5,100,000  AAA             4,999,173
Orange County, CA, Special Financing Authority, Teeter Plan Revenue, Series C,
  Mandatory Put 11/1/99 at 100, 6.15%, 11/1/14...........................................  2,600,000  A               2,674,074
Southern California Public Power Authority, Power Project Revenue, Palo Verde Project,
  Series 1996A, 6%, 7/1/07 (c)...........................................................  3,000,000  AAA             3,263,220
COLORADO
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities Revenue:
  Series 1996, 6.1%, 12/1/05.............................................................  2,780,000  AA              2,949,636
  Series 1996, 6.5%, 12/1/09.............................................................  3,525,000  AA              3,813,733
Colorado Health Facilities Authority, Hospital Revenue, Rocky Mountain Adventist
  Healthcare Project, 6%, 2/1/98.........................................................  3,500,000  BBB             3,529,505
CONNECTICUT
Bristol, CT, Resource Recovery, Ogden Martin System, 6.125%, 7/1/03...................... 10,635,000  A              11,231,730
Connecticut Development Authority, Airport Facilities, Windsor Locks Hotel, Series A,
  Mandatory put 10/1/97 at $100, 5.8%, 10/1/25...........................................  5,610,000  A               5,670,195
Connecticut State Health & Educational Facilities Authority, Windham Community
  Memorial Hospital, Series 1996C, 5.75%, 7/1/11.........................................  3,700,000  BBB             3,566,874
DISTRICT OF COLUMBIA
District of Columbia, Certificate of Participation:
  Series 1993, 6%, 1/1/97................................................................  1,828,000  BB              1,828,000
  Series 1993, 6.875%, 1/1/03............................................................  2,500,000  BB              2,560,900
District of Columbia, General Obligation:
  Series1993 A-1, 4.95%, 6/1/05 (c)......................................................  3,940,000  AAA             3,895,557
  Series D, 4.7%, 12/1/99 (c)............................................................  5,435,000  AAA             5,484,893
  Series A, 5.625%, 6/1/02 (c)...........................................................  8,360,000  AAA             8,681,526
  Series A, 5.8%, 6/1/04 (c).............................................................  6,950,000  AAA             7,290,689
  Refunding, Series 1993 A, 4.85%, 6/1/04 (c)............................................  2,000,000  AAA             1,979,320
  Refunding, Series 1993 A, 5.875%, 6/1/05 (c)...........................................  3,650,000  AAA             3,841,442
  Refunding, Series B, 5.3%, 6/1/05 (c)..................................................  8,000,000  AAA             8,108,000
  Refunding, Series B, Zero Coupon, 6/1/01 (c)...........................................  7,100,000  AAA             5,753,059
District of Columbia, Redevelopment Land Agency, DC Sports Arena, Special Tax,
  Series 1996, 5.625%, 11/1/10...........................................................  2,000,000  BBB             1,939,120
FLORIDA
Dade County, FL, Guaranteed Entitlement Revenue, Prerefunded 2/1/06:
  Zero Coupon, 8/1/14 (c)................................................................  4,000,000  AAA             1,405,280
  Zero Coupon, 8/1/18 (c)................................................................  6,000,000  AAA             1,545,480

The accompanying notes are an integral part of the financial statements.

                        11 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Orange County, FL, Health Facilities Authority Revenue HSP - Orlando Regional
  Healthcare, Series 1996A, 6%, 10/1/03 (c)..............................................  3,000,000  AAA             3,231,000
GEORGIA
Georgia State, Series 1994D, 6.7%, 8/1/08................................................  3,400,000  AAA             3,913,094
Georgia, General Obligation, Series B:
  6.3%, 3/1/08...........................................................................  5,000,000  AAA             5,564,250
  6.75%, 9/1/10..........................................................................  5,370,000  AAA             6,193,704
HAWAII
Hawaii State General Obligation, Unlimited Tax, Series 1993 CI, 4.75%, 11/1/08...........  7,050,000  AA              6,771,737
ILLINOIS
Alton, IL, Health Facilities Revenue, 6.7%, 2/15/00 (c)..................................  2,000,000  AAA             2,073,740
Berwyn, IL, Hospital Revenue, MacNeal Memorial Hospital, Series 1995, 5.25%,
  6/1/04 (c).............................................................................  3,935,000  AAA             4,004,925
Chicago, IL, Public Building Commission, Series A, 5.25%, 12/1/06 (c)....................  2,500,000  AAA             2,554,175
Illinois, General Obligation:
  6.7%, 6/1/03...........................................................................  3,640,000  AA              3,954,569
  4.6%, 12/1/05..........................................................................  5,000,000  AA              4,853,150
Illinois Development Finance Authority Refunding Revenue, Commonwealth Edison,
  Series 1994, 5.3%, 1/15/04 (c).........................................................  7,500,000  AAA             7,685,625
Illinois Educational Facilities Authority Revenue, Loyola University, Revenue Refunding,
  Series 1991 A, Zero Coupon, 7/1/02 (c).................................................  2,130,000  AAA             1,637,374
Illinois Health Facilities Authority:
  Evangelical Hospitals, Series B, 6.1%, 4/15/01 (c).....................................  1,240,000  AAA             1,312,044
  Memorial Hospital, Sisters Services, Series A, 6%, 6/1/99 (c)..........................  2,500,000  AAA             2,601,125
  Sisters Services, Series C:
    5.875%, 6/1/98 (c)...................................................................  2,400,000  AAA             2,464,296
    6.1%, 6/1/00 (c).....................................................................  1,500,000  AAA             1,578,060
    6.2%, 6/1/01 (c).....................................................................  1,900,000  AAA             2,023,291
Kendall, Kane and Will Counties, IL, School District, Zero Coupon, 3/1/03 (c)............  1,345,000  AAA               995,475
Macon and Decatur County, IL, Public Building Commission, Certificate of
  Participation, General Obligation, 6.3%, 1/1/00 (c)....................................  1,320,000  AAA             1,392,428
Metropolitan Pier and Exposition Authority of Illinois, McCormick Place Expansion
  Project, Coupon Receipts, Zero Coupon, 6/15/04 (c)..................................... 14,400,000  AAA             9,935,568
Rosemont, IL, Tax Increment-2, Secondary, Series B, Zero Coupon, 12/1/02 (c).............  2,785,000  AAA             2,098,637
Rosemont, IL, Tax Increment-3, Secondary, Series C, Zero Coupon, 12/1/02 (c).............  3,345,000  AAA             2,520,625

The accompanying notes are an integral part of the financial statements.

                        12 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
INDIANA
Indiana Housing Finance Authority, Single Family Mortgage Revenue, Series 1995C-1,
  5.25%, 7/1/12..........................................................................  2,555,000  AAA             2,582,671
Indianapolis, IN, Resource Recovery Revenue, Ogden Martin Systems Inc. Project,
  6.75%, 12/1/07 (c).....................................................................  6,000,000  AAA             6,831,420
Madison County, IN, Hospital Authority, Holy Cross Health System, 6.7%,
  12/1/02 (c)............................................................................  1,385,000  AAA             1,531,450
IOWA
Iowa Certificate of Participation, Series 1992 A, 6.25%, 7/1/02 (c)......................  5,000,000  AAA             5,369,050
KANSAS
Kansas City, KS, Utility System Revenue:
  Zero Coupon, 3/1/03 (c)................................................................  3,850,000  AAA             2,871,869
  Zero Coupon, 3/1/03 (c)................................................................  2,750,000  AAA             2,047,650
LOUISIANA
Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series 1986A,
  7.35%, 2/1/03**........................................................................  5,055,000  A               5,638,145
Louisiana Housing Finance Agency, Mortgage Revenue Refunding, Single Family,
  Series 1995C-1, 5.125%, 12/1/10 (c)....................................................  2,670,000  AAA             2,684,338
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986, 5.95%,
  11/1/14 (c)............................................................................  1,930,000  AAA             2,013,665
MARYLAND
Northeast Maryland Waste Disposal Authority, Southwest Resource Recovery System
  Revenue, Series 1993, 6.75%, 1/1/98 (c)................................................  4,715,000  AAA             4,856,261
MASSACHUSETTS
Massachusetts General Obligation:
  Refunding, Series B, 6.375%, 8/1/02....................................................  2,150,000  A               2,337,910
  Series A, 6.4%, 8/1/03.................................................................  1,000,000  A               1,098,100
Massachusetts Health & Educational Facilities Authority, St. Joseph's Hospital, Series C,
  9.5%, 10/1/20 Prerefunded 10/1/99 (d)..................................................  2,780,000  AAA             3,156,356
Massachusetts Housing Finance Agency, Series 1992 C, FNMA Collateralized:
  6.25%, 5/15/02.........................................................................  2,000,000  AAA             2,116,360
  6.25%, 11/15/02........................................................................  3,420,000  AAA             3,634,981
Massachusetts Industrial Finance Agency, Resource Recovery, North Andover Solid
  Waste, Series A, 6.15%, 7/1/02.........................................................  3,250,000  BBB             3,353,773
Massachusetts Industrial Finance Agency, Study Memorial Hospital, 7.9%, 6/1/09...........  1,820,000  BBB             1,950,239
Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue,
  Series A, 6.625%, 7/1/03...............................................................  3,165,000  A               3,449,280

The accompanying notes are an integral part of the financial statements.

                        13 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts Water Resource Authority, Series A, 7.25%, 4/1/01..........................  1,000,000  A               1,095,350
New England Education Loan Marketing Corp., Massachusetts Student Loan Revenue
  Refunding, Issue E, 5%, 7/1/99.........................................................  8,000,000  A               8,104,880
MICHIGAN
Michigan Municipal Bond Authority, Local Government Loan Program, School
  Improvement, Zero Coupon, 6/15/06 (c)..................................................  4,750,000  AAA             2,936,878
Michigan State Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/08................................................................  2,000,000  BBB             1,975,800
Romulus Township, MI, School District, Series II, Zero Coupon, 5/1/22 Prerefunded
  5/1/07 (c) (d)......................................................................... 12,400,000  AAA             2,663,644
MISSISSIPPI
Mississippi Higher Education Assistance Corp., Student Loan Revenue, Series 1992 A,
  6.2%, 1/1/02...........................................................................  1,200,000  A               1,256,004
NEVADA
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/2011..............................................................................  2,940,000  AA              3,014,764
NEW HAMPSHIRE
New Hampshire Higher Education & Health Facilities Authority, Hospital Revenue,
  Frisbie Memorial Hospital, Series 1993, 5.25%, 10/1/99.................................  2,025,000  BBB             2,036,036
NEW JERSEY
New Jersey Economic Development, Series A, 7%, 7/1/04 (c)................................  2,500,000  AAA             2,829,550
NEW YORK
Metropolitan Transportation Authority of New York:
  Commuter Facilities Revenue:
    6.75%, 7/1/00........................................................................  1,200,000  BBB             1,272,192
    6.9%, 7/1/01.........................................................................  1,280,000  BBB             1,378,522
Transit Facilities Revenue:
  Series K, 6.25%, 7/1/05 (c)............................................................  4,250,000  AAA             4,675,978
  Series M, 5.3%, 7/1/06 (c).............................................................  4,750,000  AAA             4,911,167
  Series M, 5.5%, 7/1/08 (c).............................................................  3,500,000  AAA             3,654,770
  Series O, 5.75%, 7/1/07 (c)............................................................  1,975,000  BBB             2,034,645
  Service Contract, 6.75%, 7/1/00........................................................  2,270,000  BBB             2,406,563
  Service Contract Lease Revenues, 6.9%, 7/1/01..........................................  2,415,000  BBB             2,600,883
New York City, General Obligation:
  Series 1992B, 6.4%, 10/1/02............................................................  4,905,000  A               5,192,580
  Series 1995E, 6.6%, 8/1/04.............................................................  2,500,000  A               2,687,400
  Series 1996G, 6.75%, 2/1/09............................................................  8,000,000  A               8,667,600

The accompanying notes are an integral part of the financial statements.

                        14 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
  Series 1992H, 6.9%, 2/1/01.............................................................  6,000,000  A               6,395,520
  Series A, 7%, 8/1/04...................................................................  7,650,000  A               8,402,913
  Series A, 6%, 8/1/05 (c)...............................................................  2,560,000  AAA             2,744,141
  Series B, 6.75%, 8/15/03...............................................................  7,000,000  A               7,558,880
  Series B, 6.6%, 10/1/03................................................................ 10,200,000  A              10,889,520
  Series C, 6.3%, 8/1/03 (c).............................................................     50,000  AAA                54,329
  Series D, 7.875%, 8/1/97...............................................................  1,330,000  A               1,361,082
  Series D, ETM, 7.875%, 8/1/97**........................................................  1,225,000  A               1,255,086
New York State Development Corporation, Correctional Facilities Lease Revenue,
  Refunding, Series 1993A, 5.3%, 1/1/05 (c)..............................................  1,105,000  AAA             1,141,343
New York State Dormitory Authority:
  City University System, Consolidated Revenue Lease:
    Series A, 5.5%, 7/1/03...............................................................  8,000,000  BBB             8,170,720
    Series A, 5.5%, 7/1/03 (c)...........................................................  1,250,000  AAA             1,316,175
  College and University Pooled Capital Program, 7.8%, 12/1/05 (c).......................  1,170,000  AAA             1,260,675
  Cons City University System, 5.75%, 7/1/06 (c).........................................  1,750,000  AAA             1,868,755
  State University, 6.8%, 5/15/00 (c)....................................................  1,915,000  AAA             2,065,787
New York State Energy Research and Development Authority, Pollution Control
  Revenue, Electric and Gas, 5.9%, 12/1/06 (c)...........................................  2,200,000  AAA             2,372,854
New York State Medical Care Facilities, Finance Agency Revenue, Mount Sinai
  Hospital, Series 1983, 5.95%, 8/15/09..................................................  7,620,000  AAA             7,861,706
New York State Thruway Authority, Special Obligation, Zero Coupon, 1/1/02................  3,155,000  BBB             2,411,240
New York State, Urban Development Corporation Revenue Correctional Facilities:
  Series A, 5.3%, 1/1/05 (c).............................................................  7,000,000  AAA             7,230,230
  Series A, 5.4%, 1/1/06 (c).............................................................  3,500,000  AAA             3,628,730
NORTH CAROLINA
North Carolina, Municipal Power Agency #1Catawba Electric Revenue:
  Series 1992, 5.9%, 1/1/03 (c)..........................................................  2,550,000  AAA             2,720,595
  Series 1993, 4.1%, 1/1/05 (c)..........................................................  3,000,000  AAA             2,802,690
NORTH DAKOTA
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
  Zero Coupon, 5/1/00 (c)................................................................  2,850,000  AAA             2,457,897
Grand Forks, ND, Health Facilities, United Hospital Obligation Group, Series A,
  6%, 12/1/02 (c)........................................................................  1,160,000  AAA             1,242,058
OHIO
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor Health
  System, Providence Hospital, Series 1992, 6.375%, 7/1/04...............................  4,495,000  BBB             4,662,843

The accompanying notes are an integral part of the financial statements.

                        15 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
Allegheny County, PA, Hospital Development Authority, 6.5%, 7/1/00 (c)...................  1,000,000  AAA             1,067,100
Armstrong County, PA, Hospital Authority, St. Frances Medical Center, Series A, 6.2%,
  6/1/03 (c).............................................................................  3,090,000  AAA             3,347,799
Montgomery County, PA, Redevelopment Authority, Multi Family Housing Revenue
  Refunding, KBF Associates, LP Project, 6%, 7/1/04......................................  2,685,000  BBB             2,696,250
Philadelphia, PA, General Obligation, Refunding Revenue, Series A, 11.5%, 8/1/99 (c).....  1,000,000  AAA             1,175,000
Schuykill County, PA, Redevelopment Authority, Lease Rental, Series A, 6.55%,
  6/1/00 (c).............................................................................  1,105,000  AAA             1,180,494
Somerset County, PA, General Authority, Commonwealth Lease Revenue, ETM, 6.45%,
  10/15/00 (c)**.........................................................................  2,000,000  AAA             2,148,700
SOUTH CAROLINA
South Carolina Jobs-Economic Development Authority, Franciscan Sisters of the Poor
  Health System Inc., St. Francis Hospital, 6.375%, 7/1/04...............................  3,420,000  BBB             3,569,249
Sumter County, SC, Hospital Facility Revenue Refunding, Tuomey Medical Center,
  6.375%, 11/15/99 (c)...................................................................  1,000,000  AAA             1,057,380
SOUTH DAKOTA
South Dakota Student Loan Assistance Corp. Revenue, Series A, 7%, 8/1/98.................    715,000  A                 736,164
TENNESSEE
Shelby County, TN, General Obligation, Series A, Zero Coupon, 5/1/11,
  Prerefunded 5/1/05 (d).................................................................  3,700,000  AAA             1,705,478
TEXAS
Austin, TX, Combined Utility System Revenue, Zero Coupon, 11/15/09 (c)...................  6,775,000  AAA             3,369,682
Austin, TX, Utility District, Water, Sewer & Electric Revenue, 11%, 11/15/02,
  Prerefunded 5/15/97 (d)................................................................  2,430,000  AAA             2,495,780
Brownsville, TX, Utility System Revenue Refunding:
  Series 1995, 6%, 9/1/08 (c)............................................................  1,000,000  AAA             1,079,240
  Series 1995, 6%, 9/1/09 (c)............................................................  2,700,000  AAA             2,900,961
Dallas, TX, Civic Center, Senior Lien, 8.6%, 1/1/06......................................  1,115,000  A               1,138,081
Harris County, TX, Toll Road Authority, Toll Road Revenue, Subordinate Lien,
  Series A, Zero Coupon:
  8/15/06 (c)............................................................................  3,915,000  AAA             2,388,933
  8/15/07 (c)............................................................................  1,050,000  AAA               602,385
Richardson, TX, Hospital Authority Revenue, Richardson Medical Center, 6.5%,
  12/1/2012..............................................................................  1,915,000  BBB             1,950,753

The accompanying notes are an integral part of the financial statements.

                        16 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
San Antonio, TX, General Obligation General Improvement, Series 1996, 6%:
  8/1/07 (e).............................................................................  1,000,000  AA              1,025,950
  8/1/08 (e).............................................................................  2,150,000  AA              2,194,849
Texas Municipal Power Agency, Zero Coupon, 9/1/07 (c)....................................  8,385,000  AAA             4,799,322
Texas Public Finance Authority, Building Revenue Refunding, Zero Coupon,
  2/1/09 (c).............................................................................  5,860,000  AAA             3,042,102
UTAH
Intermountain Power Agency, UT, Power Supply Revenue:
  Series B, 6.25%, 7/1/06 (c)............................................................  8,000,000  AAA             8,767,920
  Series B, Zero Coupon, 7/1/01 (c)...................................................... 10,495,000  AAA             8,537,683
  Series B, Zero Coupon, 7/1/02 (c)......................................................  2,500,000  AAA             1,926,975
Salt Lake County, UT, Water Conservation District, Series A, Zero Coupon,
  10/1/03 (c)............................................................................  3,200,000  AAA             2,309,536
VIRGIN ISLANDS
Virgin Islands, General Obligation, Public Finance Authority Revenue, Matching Fund
  Loan Notes, Series A:
    6.7%, 10/1/99........................................................................  3,170,000  NR              3,310,843
    6.8%, 10/1/00........................................................................  1,035,000  NR              1,091,376
WASHINGTON
Clark County, WA, Public Utility District #1, Generating System Revenue Bonds, 6%,
  1/1/07 (c)............................................................................. 12,150,000  AAA            13,037,679
Snohomish County, WA, Public Utility District #1, Series 1991 B, 6.4%, 1/1/00............  2,000,000  A               2,112,420
Washington Public Power Supply System, Nuclear Project #1, Refunding Revenue:
  Series B, 5.15%, 7/1/02................................................................  5,275,000  AA              5,345,527
  Series B, 5.25%, 7/1/03................................................................  5,555,000  AA              5,646,658
Washington Public Power Supply System, Nuclear Project #2, Refunding Revenue:
  Series 1990c, 7.5%, 7/1/03 (b).........................................................  5,800,000  AA              6,464,274
  Series A, 6.3%, 7/1/01.................................................................  6,000,000  AA              6,365,340
  Series A, 4.9%, 7/1/05.................................................................  4,330,000  AA              4,244,006
  Series A, 5.8%, 7/1/07.................................................................  2,120,000  AA              2,195,896
  Series A, 5.25%, 7/1/08................................................................  3,000,000  AA              2,946,720
  Series B, 5.15%, 7/1/02................................................................  6,085,000  AA              6,166,356
Washington Public Power Supply System, Nuclear Project #3 Refunding Revenue:
  Series B, 7.15%, 7/1/01................................................................  1,310,000  AA              1,415,573
  Series B, Zero Coupon, 7/1/04 (c)......................................................  8,000,000  AAA             5,471,440
  Series B, 5.15%, 7/1/02................................................................  3,165,000  AA              3,207,316

The accompanying notes are an integral part of the financial statements.

                        17 - SCUDDER MEDIUM TERM TAX FREE FUND

                                                                                                        Credit
                                                                                          Principal   Rating (e)     Market
                                                                                         Amount ($)   (Unaudited)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
  Series B, 5.25%, 7/1/03................................................................  6,100,000  AA              6,200,650
Washington State Housing Finance, Series A, 7.1%, 12/1/17................................  1,990,000  AAA             2,045,143
WEST VIRGINIA
South Charleston, WV, Pollution Control Revenue, Union Carbide, 7.625%, 8/1/05...........  2,000,000  BBB             2,302,620
WISCONSIN
Wisconsin Health & Education Facilities Authority:
  Columbia Hospital Inc., 6.125%, 11/15/01 (c)...........................................  1,000,000  AAA             1,065,820
  Mercy Health System Corporation:
    6%, 8/15/05 (c)......................................................................  1,400,000  AAA             1,504,104
    6.125%, 8/15/06 (c)..................................................................  1,480,000  AAA             1,603,491
    6.25%, 8/15/07 (c)...................................................................  1,000,000  AAA             1,093,350
Wheaton Franciscan Hospital, 6%, 8/15/02 (c).............................................  1,000,000  AAA             1,065,390
Wheaton Franciscan Services:
  5.8%, 8/15/04 (c)......................................................................  1,675,000  AAA             1,774,194
  6%, 8/15/07 (c)........................................................................  2,000,000  AAA             2,152,880
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (Cost $606,505,132)                                                           631,554,697
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $620,158,957) (a)                                                         645,208,635
-------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $620,158,957. At December 31, 1996, net unrealized appreciation based on tax cost for all securities was $25,049,678. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $25,197,683 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $(148,005).

(b) At December 31, 1996 this security, in part, has been pledged to cover initial margin requirements for open futures contracts.


At December 31, 1996, open futures contracts purchased were as follows (Note A):

                                                           Aggregate
Futures                     Expiration   Contracts       Face Value ($)       Market Value ($)
-------------               ----------   ---------      ---------------      -----------------
5 Year U.S.
Treasury Note                Mar. 1997      105            11,341,050            11,192,344
                                                                             --------------
Total net unrealized depreciation on open futures contracts purchased........      (148,706)
                                                                             ==============

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA.

(d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

                        18 - SCUDDER MEDIUM TERM TAX FREE FUND





(e) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard
    & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.
    Unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

(f) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

(g) At December 31, 1996, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

*   Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

**  ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

The accompanying notes are an integral part of the financial statements.


                        19 - SCUDDER MEDIUM TERM TAX FREE FUND


                               Financial Statements

                        Statement of Assets and Liabilities
                             as of December 31, 1996

Assets
-----------------------------------------------------------------------------------------------------------
           Investments, at market (identified cost $620,158,957) (Note A)...........   $645,208,635
           Cash.....................................................................          4,321
           Interest receivable......................................................      9,942,988
           Receivable for investments sold..........................................        920,000
           Receivable for Fund shares sold..........................................        165,243
           Other assets.............................................................          4,747
                                                                                      -------------
           Total assets.............................................................    656,245,934

Liabilities
-----------------------------------------------------------------------------------------------------------
           Payable for when issued and forward delivery securities (Note A).........      3,276,166
           Dividends payable........................................................      1,033,830
           Payable for Fund shares redeemed.........................................        921,662
           Daily variation margin on open futures contracts (Note A)................         49,219
           Accrued management fee (Note C)..........................................        313,339
           Accrued expenses (Note C)................................................        147,637
                                                                                      -------------
           Total liabilities........................................................      5,741,853
-----------------------------------------------------------------------------------------------------------
           Net assets, at market value..............................................   $650,504,081
-----------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------
           Net assets consist of:
           Net unrealized appreciation (depreciation) on:
             Investments............................................................     25,049,678
             Futures................................................................       (148,706)
           Accumulated net realized gain............................................      1,138,994
           Paid-in capital..........................................................    624,464,115
-----------------------------------------------------------------------------------------------------------
           Net assets, at market value..............................................   $650,504,081
-----------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------
           Net Asset Value, offering and redemption price per share ($650,504,081/
             58,325,377 outstanding shares of beneficial interest, $.01 par
             value, unlimited number of shares authorized)..........................         $11.15
                                                                                      -------------

The accompanying notes are an integral part of the financial statements.


                     20 - SCUDDER MEDIUM TERM TAX FREE FUND


                                   Statement of Operations
                                 year ended December 31, 1996

Investment Income
-----------------------------------------------------------------------------------------------------------
           Income:
           Interest................................................................    $36,973,462
                                                                                     -------------
           Expenses:
           Management fee (Note C).................................................      3,879,293
           Services to shareholders (Note C).......................................        554,556
           Custodian and accounting fees (Note C)..................................        216,364
           Trustees' fees and expenses (Note C)....................................         38,215
           Reports to shareholders.................................................         78,505
           Auditing................................................................         54,839
           Registration fees.......................................................         29,092
           Legal...................................................................          8,703
           Other...................................................................         24,847
                                                                                     -------------
                                                                                         4,884,414
-----------------------------------------------------------------------------------------------------------
           Net investment income...................................................     32,089,048
-----------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------
           Net realized gain on:
           Investments.............................................................      1,445,538
           Futures.................................................................        202,234
                                                                                     -------------
                                                                                         1,647,772
                                                                                     -------------
           Net unrealized depreciation during the period on:
           Investments.............................................................     (7,307,350)
           Futures.................................................................       (148,706)
                                                                                     -------------
                                                                                        (7,456,056)
-----------------------------------------------------------------------------------------------------------
           Net loss on investment transactions.....................................     (5,808,284)
-----------------------------------------------------------------------------------------------------------
           Net increase in net assets resulting from operations....................    $26,280,764
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                     21 - SCUDDER MEDIUM TERM TAX FREE FUND


                                       Statements of Changes in Net Assets

                                                                                        Years Ended December 31,
Increase (Decrease) in Net Assets                                                        1996            1995
----------------------------------------------------------------------------------------------------------------------------
           Operations:
           Net investment income...................................................    $32,089,048     $35,231,509
           Net realized gain from investments......................................      1,647,772       4,031,600
           Net unrealized appreciation (depreciation) on investments during the
             period................................................................     (7,456,056)     56,190,627
                                                                                     -------------   -------------
           Net increase in net assets resulting from operations....................     26,280,764      95,453,736
           Distributions to shareholders:                                            -------------   -------------
           From net investment income..............................................    (32,089,048)    (35,231,509)
           From net realized gains from investment transactions....................     (1,232,175)     (3,199,100)
           Fund share transactions:                                                  -------------   -------------
           Proceeds from shares sold...............................................    100,528,576     105,990,498
           Net asset value of shares issued to shareholders in reinvestment of
            distributions..........................................................     20,151,729      23,977,046
           Cost of shares redeemed.................................................   (174,745,339)   (176,818,110)
                                                                                     -------------   -------------
           Net decrease in net assets from Fund share transactions.................    (54,065,034)    (46,850,566)
                                                                                     -------------   -------------
           Increase (decrease) in net assets.......................................    (61,105,493)     10,172,561
           Net assets at beginning of period.......................................    711,609,574     701,437,013
                                                                                     -------------   -------------
           Net assets at end of period.............................................    650,504,081     711,609,574
                                                                                     -------------   -------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
           Increase (decrease) in Fund shares
           Shares outstanding at beginning of period...............................     63,217,191      67,486,134
                                                                                     -------------   -------------
           Shares sold.............................................................      9,072,101       9,691,714
           Shares issued to shareholders in reinvestment of distributions..........      1,819,637       2,182,653
           Shares redeemed.........................................................    (15,783,552)    (16,143,310)
                                                                                     -------------   -------------
           Net decrease in Fund shares.............................................     (4,891,814)     (4,268,943)
                                                                                     -------------   -------------
           Shares outstanding at end of period.....................................     58,325,377      63,217,191
                                                                                     -------------   -------------
The accompanying notes are an integral part of the financial statements.

                     22 - SCUDDER MEDIUM TERM TAX FREE FUND


                                          Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Years Ended December 31,
                                               1996    1995    1994    1993     1992    1991    1990    1989    1988    1987
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning                   ------------------------------------------------------------------------------------
  of period.................................. $11.26  $10.39  $11.36   $10.86  $10.62  $10.11  $10.04  $10.02  $10.07  $10.34
Income from investment operations:           ------------------------------------------------------------------------------------
Net investment income........................    .53     .54     .53      .60     .65     .67     .54     .56     .54     .54
Net realized and unrealized gain (loss)
  on investments.............................   (.09)    .92    (.92)     .56     .27     .52     .07     .02    (.05)   (.22)
                                             ------------------------------------------------------------------------------------
Total from investment operations.............    .44    1.46    (.39)    1.16     .92    1.19     .61     .58     .49     .32
Less distributions:                          ------------------------------------------------------------------------------------
From net investment income...................   (.53)   (.54)   (.53)    (.60)   (.65)   (.67)   (.54)   (.56)   (.54)   (.54)
From net realized gains on investments.......   (.02)   (.05)   (.05)    (.06)   (.03)   (.01)     --      --      --    (.05)
                                             ------------------------------------------------------------------------------------
Total distributions..........................   (.55)   (.59)   (.58)    (.66)   (.68)   (.68)   (.54)   (.56)   (.54)   (.59)
Net asset value, end of                      ------------------------------------------------------------------------------------
  period..................................... $11.15  $11.26  $10.39   $11.36  $10.86  $10.62  $10.11  $10.04  $10.02  $10.07
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a).........................   4.02   14.32   (3.50)   10.94    8.93   12.13    6.29    6.00    4.92    3.23
Ratios and Supplemental Data
Net assets, end of period ($ millions).......    651     712     701    1,017     661     268      27      54      99     125
Ratio of operating expenses net, to average
  daily net assets (%).......................    .72     .70     .63      .14      --      --     .97     .91     .79     .80
Ratio of operating expenses before expense
  reductions, to average daily net assets....    .72     .72     .71      .75     .80     .88    1.00     .91     .79     .80
Ratio of net investment income to average
  daily net assets (%).......................   4.75    4.92    4.94     5.35    6.07    6.44    5.37    5.62    5.05    5.37
Portfolio turnover rate (%)..................   14.1    36.1    33.8     37.3    22.4    14.0   116.9    15.7    31.2    32.6

(a) Total returns may have been lower had certain expenses not been reduced.
On November 1, 1990, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the 1990
Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity.
Financial information for each of the four years in the period ended December 31, 1990 should not be considered representative of the present Fund.



                     23 - SCUDDER MEDIUM TERM TAX FREE FUND

                    Notes to Financial Statements

                  A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund purchased interest rate futures as a hedge against municipal securities cheapening relative to U.S. Treasury securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

                24 - SCUDDER MEDIUM TERM TAX FREE FUND

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures. As a result, net investment income and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of the call or maturity date.

                B. Purchases and Sales of Securities

During the year ended December 31, 1996, purchases and sales of municipal securities (excluding short-term investments) aggregated $93,180,705 and $166,710,740, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1996 was $34,434,996 and $23,093,946, respectively.

                        C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement.

The management fee payable under the Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such assets in excess of $500,000,000 computed and accrued daily and payable monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31,

                25 - SCUDDER MEDIUM TERM TAX FREE FUND

1996, the management fee aggregated $3,879,293 which was equivalent to an annual effective rate of .57% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1996 the amount charged to the Fund by SSC amounted to $406,238 of which $33,406 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $96,034, of which $7,900 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Trustees' fees and expenses aggregated $38,215.

                26 - SCUDDER MEDIUM TERM TAX FREE FUND

                  Report of Independent Accountants

To the Trustees of Scudder Tax Free Trust and the Shareholders of
Scudder Medium Term Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Medium Term Tax Free Fund, including the investment portfolio, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Medium Term Tax Free Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                          COOPERS & LYBRAND L.L.P.
February 5, 1997


                27 - SCUDDER MEDIUM TERM TAX FREE FUND

                          Tax Information

Of the dividends paid from net investment income for the fiscal year ended December 31, 1996, 100% were exempt interest dividends which are tax exempt for regular federal income tax purposes, and are not an item of tax preference for purposes of the federal alternative minimum tax, if applicable.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $719,195 as capital gain dividends for the year ended
December 31, 1996.

                28 - SCUDDER MEDIUM TERM TAX FREE FUND

                              Officers and Trustees

David S. Lee*
President and Trustee

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

Peter B. Freeman
Trustee; Corporate Director and Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern University College of Business Administration

Kathryn L. Quirk*
Trustee

Jean C. Tempel
Trustee; General Partner, TL Ventures

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

M. Ashton Patton*
Vice President

*Scudder, Stevens & Clark, Inc.



                     29 - SCUDDER MEDIUM TERM TAX FREE FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

Retirement Programs
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.



                     30 - SCUDDER MEDIUM TERM TAX FREE FUND

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------

     For existing account services and transactions

          Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

          Scudder Electronic Account Services -- http://funds.scudder.com

     For information about your Scudder accounts, exchanges and redemptions

          Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

          Scudder Investor Relations -- 1-800-225-2470
                                        Investor.Relations@scudder.com

          Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans

          Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------

     To receive information about this discount brokerage service and to obtain an application

          Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

          Boca Raton     Chicago   San Francisco
          Boston         New York

     For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

     For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                     31 - SCUDDER MEDIUM TERM TAX FREE FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER